UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Definitive Proxy Statement

                              Kavilco Incorporated
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                (Name of Registrant as Specified in its Charter)

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         (Name of Person(s) Filing Proxy, if other than the Registrant)

Payment of Filing Fee

[X] No fee required

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                                 October 5, 2005

Dear Shareholder:

You are invited to attend Kavilco's 32nd Annual Meeting to be held on November 5, 2005 at 1:00 p.m. at Ted Ferry Civic Center, 888 Venetia Avenue, Ketchikan, Alaska. Details about the meeting are described in the enclosed Notice of Annual Meeting and Proxy Statement.

We urge you to attend the Annual Meeting if possible. Attendance at our shareholder meetings helps maintain good communications and understanding. Scott Burns and I will be there to report on current operations and discuss future plans. We will also provide time, as we always do, for your questions and comments.

Your vote is important! Even if you are unable to attend the Annual Meeting, we hope you will vote your proxy as soon as possible.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson
President\Chief Executive Officer

KAVILCO INCORPORATED
600 University Street, Suite 3010
Seattle, WA 98101-1129

NOTICE OF 32nd ANNUAL MEETING OF SHAREHOLDERS


DATE                November 5, 2005

REGISTRATION        11:00 a.m. - 12 noon

MEETING BEGINS      1:00 p.m.

PLACE               Ted Ferry Civic Center, 888 Venetia Avenue, Ketchikan,
                    Alaska

ITEMS OF BUSINESS        (1)  To elect three (3) Directors to Class I, with a
                         term expiring in 2008. Incumbents are Jeane Breinig, Ramona Hamar and Marie K. Miller.

                         (2) To ratify the Company's selection of independent public accountants

                         (3) To consider such other business as may properly come before the meeting or any adjournments thereof.

RECORD DATE         You are entitled to vote if you were a shareholder at the
                    close of business on October 5, 2005.

VOTING BY PROXY     Promptly complete, sign and return the enclosed proxy in the postage paid envelope provided, even if you plan to attend the meeting. You may vote in person at the meeting even though you have previously signed and mailed a proxy.

THIS PROXY STATEMENT AND PROXY CARD ARE BEING DISTRIBUTED ON OR ABOUT OCTOBER 5, 2005.

By order of the Board of Directors,

/s/ John Campbell

John Campbell
Secretary

                                 PROXY STATEMENT

Kavilco Incorporated
600 University Street, Suite 3010
Seattle, WA 98101-1129

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q.   WHY AM I RECEIVING THESE MATERIALS?
A. The Board of Directors of Kavilco Inc. is providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at Kavilco's Annual Meeting. Only shareholders of record holding Class A shares at the close of business on October 5, 2005 are entitled to vote. As a shareholder with Class A shares you are requested to vote on the proposals described in this proxy statement. All shareholders should complete and mail their proxy even if they plan to attend the meeting. The bylaws of the Corporation state that at least a majority of the total number of shares of Class A stock must be present, either in person or by proxy, to establish a quorum at the meeting. Conducting business will begin when a quorum is established.

Q.   WHAT IS THE QUORUM REQUIREMENT OF THE MEETING?
A. The quorum requirement for holding the meeting and transacting business is a majority of the shares of Class A stock. The shares may be present in person or by proxy. Kavilco currently has 11,576.83 shares outstanding of Class A stock. Kavilco knows of no person to be the beneficial owner of more than 5% of the outstanding shares of the Company.

Q.   WHAT IS A PROXY?
A. PROXY - 1. The authority to act for another, as in voting, 2. A document so authorizing one or a person so authorized.

     By completing and returning the enclosed proxy card, you will authorize the Board members elected during our last Annual Meeting, a majority of them or any of them acting alone in the absence of others to vote your shares for you. As your proxy, you are authorizing them to vote all of your shares with all the powers you would have if you were personally present. If you do not want to appoint the individuals named in the proxy card to act as your proxy (that is to vote your shares for you) you may, as provided in the bylaws, appoint someone else to act as your proxy by giving that person a written authorization to vote your shares of stock on your behalf at the Annual Meeting. Proxies may also be solicited personally, by telephone, by employees, officer and agents of the Company.

     Unless otherwise instructed, the proxy holders will vote proxies received by them for these nominees. In the event any nominee should not be available for election, the discretionary authority provided in the proxy will be exercised to vote for such other person(s) as may be designated by the present Board of Directors.

Q.   HOW CAN I VOTE MY SHARES?
A. Each Class A shareholder is entitled to one (1) vote for each share owned and may vote the total number of his or her shares for as many persons as there are directors being elected. Alternatively, shareholders are entitled to cumulative voting and may give a nominee as many votes as equal to the number of directors to be elected multiplied by the number of shares owned. Also, shareholders may allocate these votes on the same principle among any number of nominees. Using the sample proxy card included in this packet of materials, complete the Proxy card with your name on it and mail it to Kavilco's Inspector of Elections in the enclosed envelope.

Q.   CAN I CHANGE MY VOTE?
A. If you change your mind after voting, you may revoke your proxy and change your proxy instructions prior to the Annual Meeting, either by telephoning Scott Burns, Chief Financial Officer at Kavilco's Seattle office; providing a written statement to Kavilco at the address above; or by voting again at the meeting.

Q.   WHO WILL COUNT THE VOTE?
A. Representatives of Mecham, Richardson & Company will tabulate the votes and act as the Inspectors of Election.

Q.   WHO WILL BEAR THE COST OF SOLICITING VOTES AND SEC COMPLIANCE FOR THE
     MEETING?
A. Kavilco Incorporated will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials as well as submitting it to the Securities and Exchange Commission for review.

Q. MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?
A. You may submit proposals for consideration at future shareholder meetings as follows:

     * TO BE INCLUCED IN THE PROXY STATEMENT. In order for a shareholder proposal to be considered for inclusion in Kavilco's proxy statement for next year's Annual Meeting, the written proposal must be received by the Secretary no later than August 1, 2006. These proposals must be in writing and sent to: Kavilco Incorporated, 600 University Street, Suite 3010, Seattle, Washington 98101. These proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.

     * TO BE RAISED FROM THE FLOOR. Similarly, in order for a shareholder proposal to be raised from the floor during next year's Annual Meeting, the shareholder's written notice must be received before May 3, 2006 and must contain certain information as required.

Pursuant to regulations, this proxy and accompanying materials have been submitted to the Securities and Exchange Commission for review in conjunction with this mailing.

PROPOSALS TO BE VOTED ON

(1)  ELECTION OF DIRECTORS

Kavilco's bylaws provide that the corporation shall be managed by a Board of Directors composed of nine (9) members elected in three classes, each consisting of three (3) members. The election of directors is staggered so that only three
(3) directors are elected each year. The Board of Directors recommends the election of the three nominees listed below, all of who are presently Board members, to serve a three-(3) year term and until their successors are elected and qualified:

                                  Jeane Breinig
                                  Ramona Hamar
                                 Marie K. Miller

Unless otherwise instructed, the proxy holders will vote proxies received by them for these nominees. In the event any nominee should not be available for election, the discretionary authority provided in the proxy will be exercised to vote for such other person(s) as may be designated by the present Board of Directors.

BOARD STRUCTURE AND COMPENSATION

The Board officers as defined by the corporate by-laws are President/Chairman, Vice President, Secretary and Treasurer. However, Kavilco does not currently have a Treasurer, but employs a Chief Financial Officer. The Board President/Chairman also is employed as Chief Executive Officer. The Board of Directors recommends the election of the Class I incumbents: Jeane Breinig, Ramona Hamar and Marie K. Miller.

All cash compensation paid by the Company for the year ended December 31, 2004, to each of the most highly paid Executive Officers, whose cash compensation exceeds $60,000.00, and to all executive officers as a group, is as shown in the following table:

                             CASH COMPENSATION TABLE

          (A)                 (B)                      (C)
     Name of Individual   Capacities In             Cash
     or Number in Group   Which Served              Compensation
     ------------------   --------------            -------------
     Louis A. Thompson    Chief Executive           $      90,826
                          Officer, Chairman and
                          President

     Scott Burns          Chief Financial           $     113,458
                          Officer

All the executive officers as a group  (2 persons)  $     204,284

COMPENSATION PURSUANT TO PLANS

The Company has a retirement plan for its employees that is a defined contribution plan with the annual contribution being equal to 20% of the participant's salary. All contributions are pooled in a brokerage trust account held at Scottrade.

INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

On the Record Date, there were 11,576.83 shares of Class A Stock of the Company outstanding. The following table shows the beneficial ownership of the officers and directors of the Company, individually and as a group, of Class A stock as of October 5, 2005:

-------------------------------------------------------------------------
Name         Positions Class  Term     Director Principal      Amount of
             & Offices        Office   Since    Occupation &   Beneficial
             with the         as                Employment     Ownership/%
             Company          Director          During Past    of Class A
                              Expires           Five Years     on 9/30/05
-------------------------------------------------------------------------

Louis A.     President III    2007     1972     Chief              137
Thompson     /CEO                               Executive         1.18%
Age 69                                          Officer


Louis        Director/ II     2006     1979     Retired Chief      130
Jones, Sr.   Vice                               Engineer          1.12%
Age 67       President                          Alaska Marine
                                                Hwy.

John         Director/ II     2006     1994     Community          162
Campbell     Secretary                          Correction        1.39%
Age 36                                          Officer 2

Jeane        Director  I      2005     1993     English            140
Breinig                                         Professor         1.20%
Age 50                                          University of
                                                Alaska

Kenneth      Director  II     2006     1994     Chemical           100
Gordon                                          Dependency         .86%
Age 45                                          Counselor

Ramona       Director  I      2005     1973     Office             150
Hamar                                           Manager for a     1.29%
Age 62                                          Dentist's
                                                office

Laird A.     Director  III    2007     1994     Community          100
Jones                                           Development        .86%
Age 49                                          Quota
                                                Specialist

Melanie      Director  III    2007     1997     Sign Shop          100
Locklear                                        Owner              .86%
Age 36

Marie K.     Director  I      2005     2003     Human              100
Miller                                          Resources          .86%
Age 40                                          Manager

Scott Burns  Chief                              Chief             - 0 -
Age 59       Financial                          Financial         - 0 -%
             Officer                            Officer for
                                                Kavilco
--------------------------------------------------------------------

Family Relationships

     Board Member             Relationship

     Louis A. Thompson,       No relationship to any Board Members
     President/CEO

     Louis Jones, Sr., Vice   1st Cousin to Laird Jones and Jeane
     President                Breinig
                              Brother to Ramona Hamar

     John Campbell,           1st Cousin to Kenneth Gordon
     Secretary

     Jeane Breinig, Director  1st Cousin to Laird Jones, Ramona
                              Hamar and Louis Jones, Sr.

     Kenneth Gordon,          1st Cousin to John Campbell
     Director

     Ramona Hamar, Director   1st Cousin to Laird Jones and Jeane
                              Breinig
                              Sister to Louis Jones, Sr.

     Laird Jones, Director    1st Cousin to Jeane Breinig, Ramona
                              Hamar and Louis Jones, Sr.

     Melanie Locklear,        Sister to Marie Miller
     Director

     Marie Miller, Director   Sister to Melanie Locklear

The Securities and Exchange Commission Section 8.08[3][b] requires "if any of the persons listed are related by blood, marriage or adoption (up through first cousins), the relationship must be explained."

Laird Jones, John Campbell and Jeane Breinig also serve on the Board of Directors of Kasaan Haida Heritage Foundation. None of Kavilco's other Directors hold directorships anywhere else.

The Company does not have an auditing, nominating or compensation committee. However the Board of Directors reviews annually the auditor's independence letter, management letter, statement of auditing standards letter and internal control memo. The Board of Directors selects nominees from incumbent Directors of the Company. The Board of Directors review employees' compensation every three years and occasionally reviews per diem and fees, the last review and subsequent increase took place in January 2000.

The Board of Directors held six regular bimonthly meetings for the year ended December 31, 2004.

COMPENSATION OF DIRECTORS

Each officer and director receives $1,100 in fees and $500 in per diem for each meeting they attend. In addition the Company pays for up to four (4) days of travel and hotel expenses to attend the meetings. Several Directors also participate in a Company medical insurance program.

(2)  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The approval of selection of Anderson ZurMuehlen & Company, P.C. as independent public accountants of the Company is voted on by the Board of Directors at their Board Meeting prior to the Annual Meeting. Shareholders are asked to approve or ratify this selection.

Unless the proxy holders are instructed otherwise, proxies will vote for the selection of Anderson ZurMuehlen & Company, P.C. as independent public accountants. If this selection is not approved, the Board of Directors intends to take the matter under advisement. No representative of Anderson ZurMuehlen & Company, P.C. is expected to be present at the Annual Meeting.

Kavilco paid Anderson ZurMuehlen & Company, P.C. $2,750 for income tax preparation and $16,000 for audit services for the fiscal year ended December 31, 2004 for a total of $18,750.

OTHER MATTERS

The Board of Directors knows of no matters, other than those mentioned in the proxy, to be brought before the meeting. However, if other matters do properly come before the meeting, it is the intention of the proxy holders to vote proxies according to their best judgment.

By Order of the Board of Directors

/s/ Louis A. Thompson

Louis A. Thompson,
President

Seattle, Washington

October, 2005

KAVILCO INCORPORATED
PROXY SOLICITED BY BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 5, 2005

As to matters 1 and 2, discretionary authority is hereby granted to any such matter as to which no choice is indicated. Discretionary authority is hereby granted as to any other matters that may lawfully come before the meeting. Management knows of no other matters to be considered by the Shareholders.

CHECK BOX (A) OR (B)

(1)
      (A) [   ]  TO VOTE DISCRETIONARY for the election of three Nominees as set forth in the Board of Directors' Proxy Statement for the three-year terms ending in 2008. The undersigned hereby appoints Laird A. Jones, Melanie Locklear and Louis A. Thompson, or any of them, Proxies for the undersigned to vote on their behalf.
      (B) [   ]  TO VOTE DIRECTED in the manner set forth below for the election of the Nominees below for the Board of Directors of the Corporation for three-year terms ending in 2008.

          Nominee             Number of Shares X 3 = Number of Votes Cast
          ----------------------------------------------------------------------

               Jeane Breinig                   X 3
                                   ----------     ----------
               Ramona Hamar                    X 3
                                   ----------     ----------
               Marie K. Miller                 X 3
                                   ----------     ----------

(2) To ratify the selection of Anderson ZurMuehlen & Co., P.C., as the independent public accountants for the Company.

     FOR [   ]           AGAINST [   ]            ABSTAIN [   ]

The Board of Directors makes the foregoing proposals and the Proxy is solicited by the Board of Directors and will be voted as specified.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED.
     Number of shares                        Dated            , 2005
                      ------------------          ------------

Name:     X
          ---------------------------------------------------------
          Sign here as name appears to the left
Class:
# OF SHARES:

                         IMPORTANT: Executors, Administrators, Trustees, Guardians should so indicate.